Exhibit 10.8

THE

WCI COMMUNITIES, INC.
(WCI)

MANAGEMENT INCENTIVE
COMPENSATION PLAN
(MICP)

January 1, 2002

WCI Communities, Inc.
Management Incentive Compensation Plan

I.	OBJECTIVE

The WCI Communities, Inc., (“WCI” or “Company”) Management Incentive Compensation Plan (the “MICP” or “Plan”) was established to reward the performance of those key employees whose efforts significantly impact WCI’s achievement of its annual financial goals. The Plan will place emphasis on differentiating performance among our diverse businesses while maintaining a consistent reward theory and a common focus on achieving our financial and non-financial objectives. This Plan is also designed to provide significant financial rewards to participants when such objectives are met or exceeded, (a “Bonus”). However, through a “pay-for-performance” structure, the Plan will generate reduced or no incentive payment when objectives or financial goals are not met.

II.	PARTICIPATION

A Plan participant must be a) an officer of WCI or b) an employee whose position has been identified as having significant value towards WCI achieving its financial goals (a “Participant”).

Newly hired employees will not be eligible for participation in the Plan until they have completed at least eighteen (18) months of employment. Employees with less than eighteen (18) months of service may become a Participant provided they meet all of the following criteria:

(i)	They meet either a) or b) above, and

(ii)	Have been employed for at least six (6) months prior to payment, and

(iii)	Their participation in the Plan had been approved in advance by the Chief Executive Officer of the Company. Such approval would generally be received at the time of negotiating employment terms with the employee.

III.	VESTING

Termination of employment prior to a payment date will result in the loss of the entire Bonus award. Discretionary bonuses and pro-rated bonuses may be given with the approval of the Chief Executive Officer.

IV.	BONUS AMOUNTS AS A PERCENT OF SALARY

A Participant’s potential maximum Bonus amount, (as a percent of base salary), will be established within the following ranges:

WCI Communities, Inc.
Management Incentive Compensation Plan

% of Salary

President/Chief Operating Officer	Up to 200%

Senior Vice Presidents/Division Presidents	40% – 100%

Vice Presidents/Directors/Controllers	20% – 30%

Other Key Managers	10% – 20%

V.	PARTICIPANT CLASSIFICATION

Based on a Participant’s position within WCI, each Participant will be classified as a member of one of the following groups:

(i)	Home Building Personnel

(ii)	Division Operating Personnel

(iii)	Corporate Administrative Personnel

VI.	OBJECTIVES

The amount of each Participant’s Bonus shall be determined based on a combination of, (i) the Participants Bonus amount as percent of base salary, (ii) the group within which the Participant is classified and, (iii) achievement of one or more of the following objectives: Corporate Financial Objectives and Division/Project Objectives.

The matrix of a Participant’s classification and objectives upon which a Bonus shall be determined is as follows:

For 2002, the MICP allocations are the following:

		Division/Project
	Corporate Financial	Objectives and/or
Classification	Objectives	Personal Objectives

Home Building Personnel	20%	80%

Division Operating Personnel	20%	80%

Corporate Administrative Personnel	100%	0%

VII.	ACHIEVEMENT MEASUREMENT

A.	Corporate Administrative Personnel

Each Corporate Administrative Personnel Participant shall be eligible to receive incentive compensation, paid on their individual Bonus target amount as a percent of base salary in the event the Corporate Financial Objective has been achieved.

The Corporate Financial Objective is a combination of two (2) measurements of the financial performance of WCI.

(i)	Net Income

WCI Communities, Inc.
Management Incentive Compensation Plan

(ii)	Return on Invested Capital-(“ROC”) earnings before interest and taxes (“EBIT”) divided by the weighted average capital deployed for the period. Total capital includes the sum of debt-—excluding non-monetary liabilities such as payables and accruals, plus equity, less unrestricted cash.

Note: Excluded from the Bonus calculation will be any parcel land sales (in overall dollars) that are not in the 2002 WCI Business Plan (“Business Plan”) for that year, unless such incremental parcel sales are submitted to and approved by the Board of Directors prior to such incremental sales.

This provision is intended to give management the business flexibility to “substitute” parcels, but require Board approval for “incremental” parcels. If Parcel A is in the Business Plan with a contribution of $1,000 and Parcel A is sold for a higher contribution, then the higher contribution will be included in income for “Bonus Calculation”; similarly, if the contribution is less than the Business Plan it will negatively effect income for Bonus Calculation. Management has the authority to “substitute” parcels in the Business Plan to respond to market demand.

WCI must meet at least eighty (80%) of the Net Income and Return on Capital, weighted as listed below, for each of the Corporate Financial Objectives to be satisfied.

100% of Net Income		75%

(15% of the Net Income component is measured quarterly, 15% is measured quarterly YTD and 70% is measured annually)

Achievement of Quarterly Net Income Goals

Achievement of 1st Quarter	3.75%

Achievement of 2nd Quarter	3.75%

Achievement of 3rd Quarter	3.75%

Achievement of 4th Quarter	3.75%

	15%

Achievement of Cumulative YTD Net Income Goals

Achievement at 1st Quarter	3.75%

Achievement at 2nd Quarter	3.75%

Achievement at 3rd Quarter	3.75%

Achievement at 4th Quarter	3.75%

	15%

Achievement of Annual Net Income Goal	70%

100% of Annual Return on Capital		25%

		100%

WCI Communities, Inc.
Management Incentive Compensation Plan

Since Net Income is the most important and most comprehensive measure of current year performance, it will be the primary measurement and will be weighted at 75% of the potential MICP award. Return on Capital will be used as a secondary measurement that will motivate deployment of resources judiciously. Specifically, the program will work as follows:

Net Income—75% of MICP Potential (All acceleration of payouts will be based upon Net Income performance)

Actual Achieved	Actual Payout (% Earned)

120% or higher of $112.1M	160%

101 to 119%	100% plus 3% for each $1.12M above $112.1M

$112.1M	100%

80 to 99% of $112.1M	100% less 3% for each $1.12M Below $112.1M

Less than 80% of $112.1M	No payout

Return on Capital (R.O.C.) – 25% of total MICP potential

Actual R.O.C.	Actual Payout (% earned)

18% or higher	100%; multiplied by the payout percentage awarded on Net income performance only if ROC is 100% or higher

15.4% to 17.95%	40% plus 3% for each .15% Achieved in excess of 15.4%

Less than 15.4%	No payout

Any Corporate Administrative Personnel Bonus shall be payable to a qualifying Participant in the first quarter of the following Plan year.

(See Exhibit A & AA for hypothetical example)

B.	Home Building Personnel

Each Home Building Personnel Participant shall be eligible to receive incentive compensation, paid on their individual bonus target amount as a percent of base salary in the event targeted Division/Project

WCI Communities, Inc.
Management Incentive Compensation Plan

Objectives and Corporate Financial Objectives have been achieved.

Bonus Compensation payable to eligible Home Building Personnel shall be calculated on an allocation weighted eighty (80%) percent on Division/Project Objectives and twenty (20%) percent on Corporate Financial Objectives.

(i)	Corporate Financial Objectives (20% of Total Target)
The Company Financial Objective portion of the above calculation, twenty (20%) percent of the total, is a combination of two (2) measurements of the financial performance of WCI, Net Income and Return on Capital. A detailed explanation of the Corporate Financial Objective is outlined in Section VII (A) above.

(ii)	Division/Project Objectives (80% of Total Target)
The Division/Project Objective portion of the above calculation, eighty (80%) percent of the total, is based on the eligible participant meeting predetermined financial objectives by job positions as listed below.

Financial
Title	Community/Division	Objectives

Division President/Financial Manager	Division	Net Home Building $ Contribution after Sales Overhead

Project Manager	Community	Net Home Building $ Contribution after Sales Overhead

Land Manager/Purchasing Manager	Division	Gross Margin $

Production Manager	Community	Net Home Building $ Contribution before Sales Overhead

The bonus payment calculation will be structured as follows:

100% of Net Contribution		80%

Achievement of Quarterly Net Income Goals

Achievement of 1st Quarter	3.75%

Achievement of 2nd Quarter	3.75%

Achievement of 3rd Quarter	3.75%

Achievement of 4th Quarter	3.75%

	15%

Achievement of Cumulative YTD Net Income Goals

Achievement at 1st Quarter	3.75%

Achievement at 2nd Quarter	3.75%

Achievement at 3rd Quarter	3.75%

Achievement at 4th Quarter	3.75%

	15%

Achievement of Annual Net Income Goal	70%

100% Corporate Financial Objectives		20%

		100%

WCI Communities, Inc.
Management Incentive Compensation Plan

(iii)	In the event the Division/Project Objectives are not achieved or are exceeded, the bonus payment will be paid according to the following schedule:

Actual Achieved	Actual Payout
Against Plan	(% earned)

120% or higher	160%

101% to 119%	100% plus 3% for each 1% over 100% to 119%

100%	100%

80% to 99%	100% less 3% for each 1% under 100%

Less than 80%	No Payout

(iv)	The Corporate Financial Objectives payment will only be paid if eighty (80%) percent or more of the Division/Project Objective is met. (See Exhibit B & BB for hypothetical example)

(v)	The Corporate Financial and Division/Project Objective Payments shall be paid to qualifying Participants in the first quarter of the following Plan year.

C.	Division Operating Personnel

Each Division Operating Personnel Participant shall be eligible to receive incentive compensation, paid on their individual Bonus target amount as a percent of base salary in the event targeted Division/Project Financial Objectives and Corporate Financial Objectives have been achieved.

Bonus compensation payable to eligible Division Operating Personnel shall be calculated on an allocation based on two (2) components weighted eighty percent (80%) on Division/Project Objectives and twenty percent (20%) on Corporate Financial Objectives.

(i)	Corporate Financial Objectives (20% of Total Target)
The Company Financial Objective portion of the above calculation, twenty (20%) percent of the total, is a combination of two (2) measurements of the financial performance of WCI, Net Income and

WCI Communities, Inc.
Management Incentive Compensation Plan

Return on Capital. A detailed explanation of the Corporate Financial Objective is outlined in Section VII (A) above.

(ii)	Division/Project Objectives (80% of Total Target)
The eighty percent (80%) component is comprised of two (2) separate factors. The weighting of these factors, which in the aggregate represent a total of eighty percent (80%) of the total target, shall be calculated as follows:

100% of Net Contribution		80%

Achievement of Quarterly Net Income Goals

Achievement of 1st Quarter	3.75%

Achievement of 2nd Quarter	3.75%

Achievement of 3rd Quarter	3.75%

Achievement of 4th Quarter	3.75%

	15%

Achievement of Cumulative YTD Net Income Goals

Achievement at 1st Quarter	3.75%

Achievement at 2nd Quarter	3.75%

Achievement at 3rd Quarter	3.75%

Achievement at 4th Quarter	3.75%

	15%

Achievement of Annual Net Income Goal	70%

100% Corporate Financial Objectives		20%

		100%

(iii)	In the event the Division/Project Objectives are not achieved or exceeded, the bonus payment will be paid according to the following schedule:

Actual Achieved	Actual Payout
Against Plan	(% earned)

120% or higher	160%

101% to 119%	100% plus 3% for each 1% over 100% to 119%

100%	100%

80% to 99%	100% less 3% for each 1% under 100%

Less than 80%	No Payout

(iv)	The Corporate Financial Objectives payment will only be paid if eighty (80%) percent or more of the Division/Project Objective is met.

(See Exhibit D & DD for hypothetical example)

WCI Communities, Inc.
Management Incentive Compensation Plan

(v)	The Corporate Financial and Division/Project Objective Payments shall be paid to qualifying Participants in the first quarter of the following Plan year.

VIII.	FORM

Attached Exhibit “A”-2002 Individual and Department Incentive Bonus Plan. The form is to be used to structure Participant participation.

IX.	IMPACT ON BENEFITS

A Participant’s Bonus, within legal limitations, will be used for contribution to the WCI Communities 401(k) and Retirement Plan unless participant elects not to make such a contribution and notifies the payroll department in writing of this election. This contribution will also receive the applicable Company match.

X.	APPROVALS

At the beginning of each year, the Chief Executive Officer or President/Chief Operating Officer shall submit to the Compensation Committee of the Board of Directors for it approval, the proposed incentive program for that year.

NOTE: This document is to inform the employees of potential compensation based on their performance and performance of the Company. All terms and conditions of this Plan may be modified by WCI from time-to-time upon notice. This document is for information purposes only and in no way should be construed as an employment contract or other commitment to continue your employment.

EXHIBIT A

Corporate Administrative Participant

Base Salary:	$75,000

Target Bonus %:	25%

Target Bonus Amount:	$18,750

WCI Communities, Inc.
Management Incentive Compensation Plan

		Hypothetical Result

Net Income (@ 75%)	$14,062

Achievement of 1st Quarter	$527	Achieved	$527

Achievement of 2nd Quarter	$527	Not Achieved	No Payment

Achievement of 3rd Quarter	$527	Achieved	$527

Achievement of 4th Quarter	$527	Not Achieved	No Payment

Achieve Cumulative	$527	Achieved 110% YTD	$527

1st Quarter YTD Net Income		Achieved 110% YTD 1st Qtr)

Achieve Cumulative	$527	Achieved 102% YTD	$527

2nd Quarter YTD Net Income		(Achieved 94% 2nd Qtr)

Achieve Cumulative	$527	Achieved 100% YTD	$527

3rd Quarter YTD Net Income		(Achieved 96% 3rd Qtr)

Achieve Cumulative	$527	Achieved 104% YTD	$527

4th Quarter YTD Net Income		(Achieved 112% 4th Qtr)

Achievement of Annual		Achieved @ 104%

Net Income	$9,846	Of Plan	$9,846

Return on Capital (@ 25%)	$4,688	Achieved @ 100%

		Of Plan	$4,688

		Total	$17,696

Since Net Income was 104% of the Plan and the Return on Capital achieved was 100% or better, the $17,696 bonus achieved would be increased by 112% (3% for each 1% Net Income over 100%) for a total bonus payment of $19,820.

WCI Communities, Inc.
Management Incentive Compensation Plan

EXHIBIT AA

Corporate Administrative Participant
(In the event 100% of Return on Capital is not met)

Base Salary:	$75,000

Target Bonus %:	25%

Target Bonus Amount:	$18,750

		Hypothetical Result

Net Income (@ 75%)	$14,062

Achievement of 1st Quarter	$527	Achieved	$527

Achievement of 2nd Quarter	$527	Not Achieved	No Payment

Achievement of 3rd Quarter	$527	Achieved	$527

Achievement of 4th Quarter	$527	Not Achieved	No Payment

Achieve Cumulative	$527	Achieved 110% YTD	$527

1st Quarter YTD Net Income		(Achieved 110% YTD 1st Qtr)

Achieve Cumulative	$527	Achieved 102% YTD	$527

2nd Quarter YTD Net Income		(Achieved 94% 2nd Qtr)

Achieve Cumulative	$527	Achieved 100% YTD	$527

3rd Quarter YTD Net Income		(Achieved 96% 3rd Qtr)

Achieve Cumulative	$527	Achieved 104% YTD	$527

4th Quarter YTD Net Income		(Achieved 112% 4th Qtr)

Achievement of Annual		Achieved @ 104%

Net Profit	$9,846	Of Plan	$9,846

		Total	$13,008

Return on Capital	$4,688	Achieved @ 68%

		Of Plan	$3,188

Since Net Income was 104% of the Plan, the Net Income bonus achieved of $13,008 would be increased by 112% (3% for each 1% over 100%) or $14,569 and added to $3,188 (ROC @ 16.8% – 15.4% = 1.4% ÷ .15% = 9.3% x 3% + 40% = 68%) for a total bonus payment of $17,757.

WCI Communities, Inc.
Management Incentive Compensation Plan

EXHIBIT B

Homebuilding

Base Salary:	$100,000

Target Bonus %:	40%

Target Bonus Amount:	$40,000

Division/Project Financial Objectives	$32,000	(80%)

Company Financial Objectives	$8,000	(20%)

	$40,000	(100%)

Corporate Financial Objectives
(@ 20% of Targeted Bonus, or $8,000)

Net Income	Targeted	Hypothetical	Bonus
(@ 75% or $6,000)	Bonus	Result	Paid

Achievement of 1st Quarter	$225	Achieved	$225

Achievement of 2nd Quarter	$225	Not Achieved	No Payment

Achievement of 3rd Quarter	$225	Achieved	$225

Achievement of 4th Quarter	$225	Not Achieved	No Payment

Achieve Cumulative	$225	Achieved 110% YTD	$225

1st Quarter YTD Net Income		(Achieved 110% YTD 1st Qtr)

Achieve Cumulative	$225	Achieved 102% YTD	$225

2nd Quarter YTD Net Income		(Achieved 94% 2nd Qtr)

Achieve Cumulative	$225	Achieved 100% YTD	$225

3rd Quarter YTD Net Income		(Achieved 96% 3rd Qtr)

Achieve Cumulative	$225	Achieved 104% YTD	$225

4th Quarter YTD Net Income		(Achieved 112% 4th Qtr)

Achievement of Annual		Achieved @ 104%

Net Profit	$4,200	Of Plan	$4,200

Return on Capital		Achieved @ 100%

(@ 25% or $2,000)	$2,000	Of Plan	$2,000

		Total	$7,550

Since the Net Income was 104% of Plan and the Return on Capital achieved was 100% or better, the $7,550 bonus achieved would be increased by 112% (3% for each 1% Net Income over 100%) for a total bonus payment of $8,456.

WCI Communities, Inc.
Management Incentive Compensation Plan

Division / Project Objectives
(@ 80% of Targeted Bonus, or $32,000)

Net Contribution	Targeted	Hypothetical	Bonus
	Bonus	Result	Paid

Achievement of 1st Quarter	$1,200	Achieved	$1,200

Achievement of 2nd Quarter	$1,200	Not Achieved	No Payout

Achievement of 3rd Quarter	$1,200	Achieved	$1,200

Achievement of 4th Quarter	$1,200	Not Achieved	No Payout

Achievement of 1st Quarter	$1,200	Achieved 110% YTD	$1,200

Cumulative YTD (Financial Objective)		(Achieved 110% YTD 1st Qtr)

Achievement of 2nd Quarter	$1,200	Achieved 102% YTD	$1,200

Cumulative YTD (Financial Objective)		(Achieved 94% 2nd Qtr)

Achievement of 3rd Quarter	$1,200	Achieved 100% YTD	$1,200

Cumulative YTD (Financial Objective)		(Achieved 96% 3rd Qtr)

Achievement of 4th Quarter	$1,200	Achieved 104% YTD	$1,200

Cumulative YTD (Financial Objective)		(Achieved 112% 4th Qtr)

Achievement of Annual		Achieved at 104%

Net Contribution	$22,400	Of Plan	$22,400

		Total	$29,600

Since the Division / Project Objective was 104% of Plan, the $29,600 would be increased by 112% (3% for each 1% over 100%) for a total payment of $33,152.

The total bonus paid to this participant would be $50,909.

WCI Communities, Inc.
Management Incentive Compensation Plan

EXHIBIT BB

Homebuilding
(In the event 100% of Return on Capital is not met)

Base Salary:	$100,000

Target Bonus %:	40%

Target Bonus Amount:	$40,000

Division/Project Financial Objectives	$32,000	(80%)

Company Financial Objectives	$8,000	(20%)

	$40,000	(100%)

Corporate Financial Objectives
(@ 20% of Targeted Bonus, or $8,000)

Net Income	Targeted	Hypothetical	Bonus
(@ 75% or $6,000)	Bonus	Result	Paid

Achievement of 1st Quarter	$225	Achieved	$225

Achievement of 2nd Quarter	$225	Not Achieved	No Payment

Achievement of 3rd Quarter	$225	Achieved	$225

Achievement of 4th Quarter	$225	Not Achieved	No Payment

Achieve Cumulative	$225	Achieved 110% YTD	$225

1st Quarter YTD Net Income		(Achieved 110% YTD 1st Qtr)

Achieve Cumulative	$225	Achieved 102% YTD	$225

2nd Quarter YTD Net Income		(Achieved 94% 2nd Qtr)

Achieve Cumulative	$225	Achieved 100% YTD	$225

3rd Quarter YTD Net Income		(Achieved 96% 3rd Qtr)

Achieve Cumulative	$225	Achieved 104% YTD	$225

4th Quarter YTD Net Income		(Achieved 112% 4th Qtr)

Achievement of Annual		Achieved @ 104%

Net Profit	$4,200	Of Plan	$4,200

		Total	$5,550

Return on Capital		Achieved @ 68%

(@ 25% or $2,000)	$2,000	Of Plan	$1,360

Since the Net Income was 104% of the Plan, the Net Income bonus achieved of $5,550 will be increased by 112% (3% for each 1% over 100%) or $6,216, and added to $1,360 (ROC @ 16.8% — 15.42% =1.4% ÷ .15% =9.3% x 3% +40% = 68%) for a Corporate financial bonus of $7,576.

WCI Communities, Inc.
Management Incentive Compensation Plan

Division / Project Objectives
(@ 80% of Targeted Bonus, or $32,000)

Net Contribution	Targeted	Hypothetical	Bonus
	Bonus	Result	Paid

Achievement of 1st Quarter	$1,200	Achieved	$1,200

Achievement of 2nd Quarter	$1,200	Not Achieved	No Payout

Achievement of 3rd Quarter	$1,200	Achieved	$1,200

Achievement of 4th Quarter	$1,200	Not Achieved	No Payout

Achievement of 1st Quarter	$1,200	Achieved 110% YTD	$1,200

Cumulative YTD (Financial Objective)		(Achieved 110% YTD 1st Qtr)

Achievement of 2nd Quarter	$1,200	Achieved 102% YTD	$1,200

Cumulative YTD (Financial Objective)		(Achieved 94% 2nd Qtr)

Achievement of 3rd Quarter	$1,200	Achieved 100% YTD	$1,200

Cumulative YTD (Financial Objective)		(Achieved 96% 3rd Qtr)

Achievement of 4th Quarter	$1,200	Achieved 104% YTD	$1,200

Cumulative YTD (Financial Objective)		(Achieved 112% 4th Qtr)

Achievement of Annual		Achieved at 104%

Net Contribution	$22,400	Of Plan	$22,400

		Total	$29,600

Since the Division / Project Objective was 104% of Plan, the $29,600 would be increased by 112% (3% for each 1% over 100%) for a total payment of $33,152.

The total bonus paid to this participant would be $40,728

WCI Communities, Inc.
Management Incentive Compensation Plan

EXHIBIT C

Homebuilding
(Division Presidents and Division Project Managers)

Base Salary:	$100,000

Target Bonus %:	40%

Target Bonus Amount:	$40,000

Division/Project Financial Objectives	$32,000	(80%)

Company Financial Objectives	$8,000	(20%)

	$40,000	(100%)

Corporate Financial Objectives
(@ 20% of Targeted Bonus, or $8,000)

Net Income	Targeted	Hypothetical	Bonus
(@ 75% or $6,000)	Bonus	Result	Paid

Achievement of 1st Quarter	$225	Achieved	$225

Achievement of 2nd Quarter	$225	Not Achieved	No Payment

Achievement of 3rd Quarter	$225	Achieved	$225

Achievement of 4th Quarter	$225	Not Achieved	No Payment

Achieve Cumulative	$225	Achieved 110% YTD	$225

1st Quarter YTD Net Income		(Achieved 110% YTD 1st Qtr)

Achieve Cumulative	$225	Achieved 102% YTD	$225

2nd Quarter YTD Net Income		(Achieved 94% 2nd Qtr)

Achieve Cumulative	$225	Achieved 100% YTD	$225

3rd Quarter YTD Net Income		(Achieved 96% 3rd Qtr)

Achieve Cumulative	$225	Achieved 104% YTD	$225

4th Quarter YTD Net Income		(Achieved 112% 4th Qtr)

Achievement of Annual		Achieved @ 104%

Net Profit	$4,200	Of Plan	$4,200

Return on Capital		Achieved @ 100%

(@ 25% or $2,000)	$2,000	Of Plan	$2,000

		Total	$7,550

Since the Net Income was 104% of Plan and the Return on Capital achieved was 100% or better, the $7,550 bonus achieved would be increased by 112% (3% for each 1% Net Income over 100%) for a total bonus payment of $8,456.

WCI Communities, Inc.
Management Incentive Compensation Plan

Division / Project Objectives
(@ 80% of Targeted Bonus, or $32,000)

	Targeted	Hypothetical	Bonus
	Bonus	Result	Paid

Monthly Achievement Bonus	$12,000	Achieved nine	$9,000

		Months

Net Contribution	Targeted	Hypothetical	Bonus
	Bonus	Result	Paid

Achievement of 1st Quarter	$750	Achieved	$750

Achievement of 2nd Quarter	$750	Not Achieved	No Payment

Achievement of 3rd Quarter	$750	Achieved	$750

Achievement of 4th Quarter	$750	Not Achieved	No Payment

Achievement of 1st Quarter	$750	Achieved 110% YTD	$750

Cumulative YTD		(Achieved 110% YTD 1st Qtr)

Achievement of 2nd Quarter	$750	Achieved 102% YTD	$750

Cumulative YTD		(Achieved 94% 2nd Qtr)

Achievement of 3rd Quarter	$750	Achieved 100% YTD	$750

Cumulative YTD		(Achieved 96% 3rd Qtr)

Achievement of 4th Quarter	$750	Achieved 104% YTD	$750

Cumulative YTD		(Achieved 112% 4th Qtr)

Achievement of Annual		Achieved at 104%

Net Contribution	$14,000	Of Plan	$14,000

		Total	$18,500

Since the Division / Project Objective was 104% of Plan, the $18,500 would be increased by 112% (3% for each 1% over 100%) for a total payment of $20,720.

The total bonus paid to this participant would be $38,176.

WCI Communities, Inc.
Management Incentive Compensation Plan

EXHIBIT CC

Homebuilding
(Division Presidents and Division Project Managers)
(In the event 100% of Return on Capital is not met)

Base Salary:	$100,000

Target Bonus %:	40%

Target Bonus Amount:	$40,000

Division/Project Financial Objectives	$32,000 (80%)

Company Financial Objectives	$8,000 (20%)

$40,000 (100%)

Corporate Financial Objectives
(@ 20% of Targeted Bonus, or $8,000)

Net Income	Targeted	Hypothetical	Bonus
(@ 75% or $6,000)	Bonus	Result	Paid

Achievement of 1st Quarter	$225	Achieved	$225

Achievement of 2nd Quarter	$225	Not Achieved	No Payment

Achievement of 3rd Quarter	$225	Achieved	$225

Achievement of 4th Quarter	$225	Not Achieved	No Payment

Achieve Cumulative	$225	Achieved 110% YTD	$225

1st Quarter YTD Net Income		(Achieved 110% YTD 1st Qtr)

Achieve Cumulative	$225	Achieved 102% YTD	$225

2nd Quarter YTD Net Income		(Achieved 94% 2nd Qtr)

Achieve Cumulative	$225	Achieved 100% YTD	$225

3rd Quarter YTD Net Income		(Achieved 96% 3rd Qtr)

Achieve Cumulative	$225	Achieved 104% YTD	$225

4th Quarter YTD Net Income		(Achieved 112% 4th Qtr)

Achievement of Annual Net Profit	$4,200	Achieved @ 104%	$4,200

		Of Plan

		Total	$5,550

Return on Capital	$2,000	Achieved @ 68%	$1,360

(@ 25% or $2,000)		Of Plan

Since the Net Income was 104% of the Plan, the Net Income bonus achieved of $5,100 will be increased by 112% (3% for each 1% over 100%) or $5,712, and added to $1,360 (ROC @ 16.8% — 15.4% =1.4% ÷ .15% =9.3% x 3% +40% = 68%) for a Corporate financial bonus of $7,022.

WCI Communities, Inc.
Management Incentive Compensation Plan

Division / Project Objectives
(@ 80% of Targeted Bonus, or $32,000)

	Targeted	Hypothetical	Bonus
	Bonus	Result	Paid

Monthly Achievement Bonus	$12,000	Achieved nine	$9,000

		Months

	Targeted	Hypothetical	Bonus
Net Contribution	Bonus	Result	Paid

Achievement of 1st Quarter	$750	Achieved	$750

Achievement of 2nd Quarter	$750	Not Achieved	No Payment

Achievement of 3rd Quarter	$750	Achieved	$750

Achievement of 4th Quarter	$750	Not Achieved	No Payment

Achievement of 1st Quarter	$750	Achieved 110% YTD	$750

Cumulative YTD		(Achieved 110% YTD 1st Qtr)

Achievement of 2nd Quarter	$750	Achieved 102% YTD	$750

Cumulative YTD		(Achieved 94% 2nd Qtr)

Achievement of 3rd Quarter	$750	Achieved 100% YTD	$750

Cumulative YTD		(Achieved 96% 3rd Qtr)

Achievement of 4th Quarter	$750	Achieved 104% YTD	$750

Cumulative YTD		(Achieved 112% 4th Qtr)

Achievement of Annual		Achieved at 104%

Net Contribution	$14,000	Of Plan	$14,000

		Total	$18,500

Since the Division / Project Objective was 104% of Plan, the $18,500 would be increased by 112% (3% for each 1% over 100%) for a total payment of $20,720.

The total bonus paid to this participant would be $27,792.

WCI Communities, Inc.
Management Incentive Compensation Plan

EXHIBIT D

Division Operating Personnel

Base Salary:	$100,000

Target Bonus %:	40%

Target Bonus Amount:	$40,000

Division/Project Financial Objectives	$32,000 (80%)

Company Financial Objectives	$8,000 (20%)

$40,000 (100%)

Corporate Financial Objectives
(@ 20% of Targeted Bonus, or $8,000)

Net Income	Targeted	Hypothetical	Bonus
(@ 75% or $6,000)	Bonus	Result	Paid

Achievement of 1st Quarter	$225	Achieved	$225

Achievement of 2nd Quarter	$225	Not Achieved	No Payment

Achievement of 3rd Quarter	$225	Achieved	$225

Achievement of 4th Quarter	$225	Not Achieved	No Payment

Achieve Cumulative	$225	Achieved 110% YTD	$225

1st Quarter YTD Net Income		(Achieved 110% YTD 1st Qtr)

Achieve Cumulative	$225	Achieved 102% YTD	$225

2nd Quarter YTD Net Income		(Achieved 94% 2nd Qtr)

Achieve Cumulative	$225	Achieved 100% YTD	$225

3rd Quarter YTD Net Income		(Achieved 96% 3rd Qtr)

Achieve Cumulative	$225	Achieved 104% YTD	$225

4th Quarter YTD Net Income		(Achieved 112% 4th Qtr)

Achievement of Annual	$4,200	Achieved @ 104%	$4,200

Net Profit		Of Plan

Return on Capital	$2,000	Achieved @ 100%	$2,000

(@ 25% or $2,000)		Of Plan

		Total	$7,550

Since the Net Income was 104% of Plan and the Return on Capital achieved was 100% or better, the $7,550 bonus achieved would be increased by 112% (3% for each 1% Net Income over 100%) for a total bonus payment of $8,456.

WCI Communities, Inc.
Management Incentive Compensation Plan

Division / Project Objectives
(@ 80% of Targeted Bonus, or $32,000)

Net Contribution	Targeted	Hypothetical	Bonus
	Bonus	Result	Paid

Achievement of 1st Quarter	$1,200	Achieved	$1,200

Achievement of 2nd Quarter	$1,200	Not Achieved	No Payout

Achievement of 3rd Quarter	$1,200	Achieved	$1,200

Achievement of 4th Quarter	$1,200	Not Achieved	No Payout

Achievement of 1st Quarter	$1,200	Achieved 110% YTD	$1,200

Cumulative YTD		(Achieved 110% YTD 1st Qtr)

Achievement of 2nd Quarter	$1,200	Achieved 102% YTD	$1,200

Cumulative YTD		(Achieved 94% 2nd Qtr)

Achievement of 3rd Quarter	$1,200	Achieved 100% YTD	$1,200

Cumulative YTD		(Achieved 96% 3rd Qtr)

Achievement of 4th Quarter	$1,200	Achieved 104% YTD	$1,200

Cumulative YTD		(Achieved 112% 4th Qtr)

Achievement of Annual		Achieved at 104%

Net Contribution	$22,400	Of Plan	$22,400

		Total	$29,600

Since the Division / Project Objective was 104% of Plan, the $29,600 would be increased by 112% (3% for each 1% over 100%) for a total payment of $33,152.

The total bonus paid to this participant would be $41,608.

WCI Communities, Inc.
Management Incentive Compensation Plan

EXHIBIT DD

Division Operating Personnel
(In the event 100% of Return on Capital is not met)

Base Salary:	$100,000

Target Bonus %:	40%

Target Bonus Amount:	$40,000

Division/Project Financial Objectives	$32,000 (80%)

Company Financial Objectives	$8,000 (20%)

$40,000 (100%)

Corporate Financial Objectives
(@ 20% of Targeted Bonus, or $8,000)

Net Income	Targeted	Hypothetical	Bonus
(@ 75% or $6,000)	Bonus	Result	Paid

Achievement of 1st Quarter	$225	Achieved	$225

Achievement of 2nd Quarter	$225	Not Achieved	No Payment

Achievement of 3rd Quarter	$225	Achieved	$225

Achievement of 4th Quarter	$225	Not Achieved	No Payment

Achieve Cumulative	$225	Achieved 110% YTD	$225

1st Quarter YTD Net Income		(Achieved 110% YTD 1st Qtr)

Achieve Cumulative	$225	Achieved 102% YTD	$225

2nd Quarter YTD Net Income		(Achieved 94% 2nd Qtr)

Achieve Cumulative	$225	Achieved 100% YTD	$225

3rd Quarter YTD Net Income		(Achieved 96% 3rd Qtr)

Achieve Cumulative	$225	Achieved 104% YTD	$225

4th Quarter YTD Net Income		(Achieved 112% 4th Qtr)

Achievement of Annual Net Profit	$4,200	Achieved @ 104%	$4,200

		Of Plan

		Total	$5,550

Return on Capital	$2,000	Achieved @ 68%	$1,360

(@ 25% or $2,000)		Of Plan

Since the Net Income was 104% of the Plan, the Net Income bonus achieved of $5,550 will be increased by 112% (3% for each 1% over 100%) or $6,216, and added to $1,360 (ROC @ 16.8% — 15.4% =1.4% ÷ .15% =9.3% x 3% +40% = 68%) for a Corporate financial bonus of $7,576.

WCI Communities, Inc.
Management Incentive Compensation Plan

Division / Project Objectives
(@ 80% of Targeted Bonus, or $32,000)

Net Contribution	Targeted	Hypothetical	Bonus
	Bonus	Result	Paid

Achievement of 1st Quarter	$1,200	Achieved	$1,200

Achievement of 2nd Quarter	$1,200	Not Achieved	No Payout

Achievement of 3rd Quarter	$1,200	Achieved	$1,200

Achievement of 4th Quarter	$1,200	Not Achieved	No Payout

Achievement of 1st Quarter	$1,200	Achieved 110% YTD	$1,200

Cumulative YTD (		(Achieved 110% YTD 1st Qtr)

Achievement of 2nd Quarter	$1,200	Achieved 102% YTD	$1,200

Cumulative YTD		(Achieved 94% 2nd Qtr)

Achievement of 3rd Quarter	$1,200	Achieved 100% YTD	$1,200

Cumulative YTD		(Achieved 96% 3rd Qtr)

Achievement of 4th Quarter	$1,200	Achieved 104% YTD	$1,200

Cumulative YTD		(Achieved 112% 4th Qtr)

Achievement of Annual		Achieved at 104%

Net Contribution	$22,400	Of Plan	$22,400

		Total	$29,600

Since the Division / Project Objective was 104% of Plan, the $29,600 would be increased by 112% (3% for each 1% over 100%) for a total payment of $33,152.

The total bonus paid to this participant would be $40,728